UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2012

VIRGIN MEDIA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York 10012
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01	Other Events.
Item 9.01	Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1	Press Release, dated November 8, 2012, issued by Virgin Media Inc.

Item 8.01. Other Events.

On November 8, 2012, Virgin Media Inc. (the “Company”) announced the expiration and successful completion of Virgin Media Finance PLC's tender offer to purchase any and all of its 9.50% Senior Notes due 2016 and up to $250 million aggregate principal amount of its outstanding 8.375% and 8.875% Senior Notes due 2019.

A copy of the press release issued by the Company in connection with the announcement of the expiration and successful completion of the tender offer is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press release, dated November 8, 2012, issued by Virgin Media Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2012

VIRGIN MEDIA INC.

By:     /s/ Howard Kalika
Name:    Howard Kalika
Title:    Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press release, dated November 8, 2012, issued by Virgin Media Inc.